Exhibit 99.1
THORATEC ANNOUNCES THIRD QUARTER 2007 RESULTS
MORE THAN 1,000 PATIENTS HAVE NOW BEEN IMPLANTED WITH HEARTMATE II®

     (PLEASANTON, CA), November 1, 2007—Thoratec Corporation (NASDAQ: THOR), a world leader in products to treat cardiovascular disease, today reported results for the third quarter and first nine months of fiscal 2007.
     For the quarter ended September 29, 2007, revenues were $56.1 million, an eight percent increase over revenues of $51.7 million in the third quarter of 2006. The company reported a net loss on a GAAP basis in the third quarter of 2007 of $1.4 million, or $0.03 per share, compared with net income on a GAAP basis of $1.5 million, or $0.03 per diluted share, in the third quarter of 2006. Non-GAAP net income, which is described later in this press release, was $2.5 million, or $0.04 per diluted share, versus non-GAAP net income of $5.1 million, or $0.10 per diluted share, in the same period a year ago.
     For the first nine months of fiscal 2007, revenues were $170.7 million, an increase of 10 percent over revenues of $155.3 million in the same period in 2006. On a GAAP basis, Thoratec reported a net loss of $430,000, or $0.01 per share, compared with net income of $897,000, or $0.02 per diluted share, in the first nine months of 2006. Non-GAAP net income for the first nine months of fiscal 2007 was $12.0 million, or $0.22 per diluted share, versus $13.2 million, or $0.25 per diluted share, in the first nine months of fiscal 2006.
     “Our results for the quarter reflect the continued growth in adoption of our HeartMate II, through both enrollment in our U.S. clinical trial program and commercial sales in Europe. In addition, our International Technidyne Corporation (ITC) division experienced solid growth in international markets,” said Gary F. Burbach, president and chief executive officer.
     The company noted that similar to the second quarter of 2007, the company experienced softness in its Thoratec VAD® (Ventricular Assist Device) product line as a result of bridge-to-transplantation (BTT) activity, as well as expanded use of the HeartMate II and short-term devices.
     The company said that it had recently received Continued Access Protocols for both arms of its HeartMate II Pivotal trial, allowing enrollment of an additional 60 patients in the Destination Therapy (DT) arm and 40 patients in the BTT arm.
     As of October 26, 2007, enrollment in the DT arm was 426 patients, an increase of 49 patients over the 377 patients three months ago. Enrollment in the randomized portion of the DT arm of the trial was 265 patients, versus 231 three months ago. Enrollment in the BTT arm of the trial was 390 patients, compared with 337 patients as of July 27, 2007.
     Total enrollment in the Pivotal trial as of October 26 was 816 patients versus 714 three months ago, and an increase of 400 patients over the 416 patients enrolled a year ago. With these latest enrollment figures, more than 1,000 patients have been implanted with the HeartMate II, including both clinical trial patients in the U.S. and Europe, and commercial patients in Europe.

     “We are looking forward to the upcoming Circulatory Systems Device Advisory Panel meeting on November 30, 2007, that will review our PMA (PreMarket Application) seeking approval of the HeartMate II for BTT,” Burbach noted. “We have provided the FDA with our analysis of the PMA data for review by the FDA advisory panel members, and we remain optimistic in our expectations for an early 2008 approval and launch.”
     “We have also continued to see the presentation of favorable HeartMate II data at professional meetings, including the Heart Failure Society of America, which demonstrated results consistent with earlier data in areas such as survival rates, functional status and quality of life. In addition, there are several significant HeartMate II presentations scheduled for the American Heart Association Scientific Sessions next week.”
FINANCIAL HIGHLIGHTS
     Thoratec reported revenues of $56.1 million in the third quarter of 2007 compared with revenues of $51.7 million in the third quarter of 2006. Cardiovascular Division revenues were $34.0 million versus $31.6 million a year ago. Revenues at ITC were $22.0 million versus $20.1 million a year ago.
     GAAP gross margin in the third quarter of 2007 was 57.7 percent versus 57.3 percent a year ago. Non-GAAP gross margin, which excludes SFAS No. 123R expense and is described later in this press release, was 58.5 percent versus 58.0 percent a year ago.
     Operating expenses on a GAAP basis in the third quarter of 2007 were $34.7 million versus $29.7 million a year ago. On a non-GAAP basis, operating expenses were $30.1 million compared with $24.8 million in the third quarter of 2006. Operating expenses on a non-GAAP basis are described later in this press release. The year-over-year increase in operating expenses is primarily due to product development expense, along with market research expenses and Sarbanes-Oxley consulting fees.
     The GAAP tax rate for the third quarter of 2007 was 24 percent versus a tax benefit of 37.1 percent in the third quarter of last year. The non-GAAP tax rate for the quarter, which is described later in this press release, was 36.8 percent versus 19.9 percent in the prior year. The difference in tax rates year-over-year primarily reflects non recurring favorable adjustments in 2006.
GUIDANCE FOR FISCAL 2007
     The company indicated that given the FDA panel review and previously stated expectations that approval and launch for the HeartMate II will occur in 2008, it expects its results for fiscal 2007 will be toward the low end of previously provided ranges.

GAAP TO NON-GAAP RECONCILIATION
     Thoratec management evaluates and makes operating decisions using various measures. These measures are generally based on revenues generated by its products and certain costs of producing that revenue, such as costs of product sales, research and development and selling, general and administrative expenses. We use the following measures, which are not calculated in accordance with Generally Accepted Accounting Principles (“GAAP”): non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP tax rate, non-GAAP net income, and non-GAAP EPS. These are non-GAAP financial measures under Section 101 of Regulation G under the Securities Exchange Act of 1934, as amended. These non-GAAP financial measures are calculated by excluding certain GAAP financial items that we believe have less significance to the day-to-day operation of our business. The company has outlined below the type and scope of these exclusions and the limitations on the use of the non-GAAP financial measures as a result of these exclusions.
     Management uses these non-GAAP financial measures for financial and operational decision making, including in the determination of employee annual cash incentive compensation, as a means to evaluate period-to-period comparisons, as well as comparisons to our competitors’ operating results. Management also uses this information internally for forecasting and budgeting, as it believes that the measures are indicative of Thoratec core operating results. Management also believes that non-GAAP financial measures provide useful supplemental information to management and investors regarding the performance of the company’s business operations, provide a greater transparency with respect to key metrics used by management in its decision making, facilitate comparisons to our historical operating results, and assist in analyzing future trends.
     Non-GAAP net income (loss) consists of GAAP net income (loss) before taxes, excluding, as applicable, stock-based compensation expense under SFAS No. 123R, amortization of purchased intangibles, settled securities litigation, changes in the value of the make-whole provision of our convertible notes and CEO transition expenses, as adjusted by the amount of additional taxes payable or tax benefit that the company would accrue if it used non-GAAP results instead of GAAP results to calculate the company’s tax liability.
     Non-GAAP EPS is defined as non-GAAP net income divided by the weighted average number of shares on a fully-diluted basis.
     Non-GAAP gross profit and gross margin consists of GAAP gross profit and gross margin excluding share-based compensation expense under SFAS No 123R.
     Non-GAAP operating expenses consists of GAAP operating expenses excluding share-based compensation expense under SFAS No. 123R, amortization of purchased intangibles, settled securities litigation and CEO transition expenses.
     Non-GAAP tax rate consists of the GAAP tax rate adjusted for the tax effect of the adjustments from GAAP net income to non-GAAP net income.

     Management believes that it is useful in measuring Thoratec’s operations to exclude amortization of intangibles, and in-process research and development expenses. These costs are primarily fixed at the time of an acquisition and, unlike other fixed costs that result from ordinary operations, are the result of infrequent and irregular events. Management also believes that it is useful to exclude settled securities litigation and CEO transition expenses because these expenses occur infrequently and therefore are not relevant to an understanding of our core operating performance. Management believes it is useful to exclude the value of the make-whole provision of our convertible notes as this item is also not indicative of Thoratec’s core operating business. The make-whole provision is a non-operating item that is included in other income (expense) and is part of our financing activities.
     Because of varying valuation methodologies, subjective assumptions and the variety of award types that companies can use under SFAS No. 123R, Thoratec management believes that providing non-GAAP financial measures that exclude share-based compensation allows investors to compare Thoratec’s recurring core business operating results to those of other companies and over multiple periods. The exclusion also enhances investors’ ability to review Thoratec’s business from the same perspective as Thoratec management, which believes that share-based compensation expense is not directly attributable to the underlying performance of the company’s business operations.
     There are a number of limitations related to the use of non-GAAP financial measures. First, non-GAAP financial measures exclude some costs, namely share-based compensation, that are recurring expenses. Second, share-based compensation is part of an employee’s compensation package and as such may be useful for investors to consider. Third, the components of costs that we exclude in our non-GAAP financial measures calculations may differ from components that our peer companies exclude when they report their results from operations.
     Non-GAAP financial measures should not be considered as a substitute for measures of financial performance in accordance with GAAP. However, these measures may provide additional insight into Thoratec’s financial results. Investors and potential investors are strongly encouraged to review the reconciliation of non-GAAP financial measures contained within this press release with their most directly comparable GAAP financial results and not to rely on any single financial measure to evaluate our business.

The following table includes the GAAP income statement for the three months and nine months periods ending in 2007 and 2006.
THORATEC CORPORATION
Condensed Consolidated Statement of Operations
(Unaudited)
(in thousands, except for per share data)

	Three Months Ended		Nine Months Ended
	September 29,	September 30,	September 29,	September 30,
	2007	2006	2007	2006
Product sales	$56,055	$51,747	$170,698	$155,285
Cost of product sales	23,707	22,078	70,152	64,840

Gross profit	32,348	29,669	100,546	90,445

Operating expenses:
Selling, general and administrative	20,873	17,977	61,952	55,228
Research and development	10,712	8,766	32,372	28,108
Amortization of purchased intangible assets	3,143	2,974	9,439	8,921
Litigation	—	—	—	447

Total operating expenses	34,728	29,717	103,763	92,704

Income (loss) from operations	(2,380)	(48)	(3,217)	(2,259)
Other income and (expense):
Interest expense	(1,016)	(1,051)	(3,158)	(3,159)
Interest income and other	2,261	2,186	6,214	5,678

Income (loss) before income taxes	(1,135)	1,087	(161)	260
Income tax (expense) or benefit	(273)	403	(269)	637

Net income (loss)	$(1,408)	$1,490	$(430)	$897

Net income (loss) per share Basic and diluted	$(0.03)	$0.03	$(0.01)	$0.02

Shares used to compute net income (loss) per share:
Basic	53,808	51,955	53,303	52,154
Diluted	53,808	52,755	53,303	53,510

The following table reconciles the specific items excluded from GAAP net income in the calculation of non-GAAP net income for the periods shown below:
THORATEC CORPORATION
Reconciliation of GAAP to Non-GAAP Net Income
(Unaudited)
(in thousands, except for per share data)

Net income/(loss) reconciliation	Three Months Ended		Nine Months Ended
	September 29,	September 30,	September 29,	September 30,
	2007	2006	2007	2006
(in thousands)
Net income (loss) on a GAAP basis	$(1,408)	$1,490	$(430)	$897
Share-based compensation expense:
— Cost of product sales	456	334	1,193	988
Share-based compensation expense:
— Selling, general and administrative	964	1,317	5,068	4,724
— Research and development	481	552	1,870	1,744
Amortization of purchased intangibles	3,143	2,974	9,439	8,921
Litigation / make-whole provision	(11)	(52)	(91)	410
CEO transition costs	—	98	—	1,046
Income tax effect of non-GAAP adjustments	(1,162)	(1,658)	(5,027)	(5,529)

Net income on a non-GAAP basis	$2,463	$5,055	$12,022	$13,201

Diluted net income/(loss) per share reconciliation

	Three Months Ended		Nine Months Ended
	September 29,	September 30,	September 29,	September 30,
	2007	2006	2007	2006
(in thousands, except per share data)
Diluted net income (loss) per share on a GAAP basis	$(0.03)	$0.03	$(0.01)	$0.02
Share-based compensation expense:
— Cost of product sales	0.01	—	0.02	0.02
Share-based compensation expense:
— Selling, general and administrative	0.02	0.02	0.09	0.09
— Research and development	0.01	0.01	0.03	0.03
Amortization of purchased intangibles	0.05	0.06	0.18	0.17
Litigation / make-whole provision	—	—	—	0.01
CEO transition costs	—	—	—	0.02
Income tax effect of non-GAAP adjustments	(0.02)	(0.02)	(0.09)	(0.11)

Diluted net income per share on a non-GAAP basis	$0.04	$0.10	$0.22	$0.25

Shares used in calculation of diluted net income (loss) per share — GAAP	53,808	52,755	53,303	53,510
Shares used in calculation of diluted net income per share — non-GAAP (a)	55,205	52,755	54,758	53,510

(a)	Shares used in the per share calculation for reconciling items between GAAP and non-GAAP financial measures.

The following table reconciles the specific items excluded from GAAP gross profit and gross margin in the calculation of non-GAAP gross profit and gross margin for the periods shown below:
THORATEC CORPORATION
Reconciliation of GAAP to Non-GAAP Gross Margin
(Unaudited)
(in thousands, except for per share data)

Gross margin	Three Months Ended				Nine Months Ended
	September 29,		September 30,		September 29,		September 30,
	2007		2006		2007		2006
(in thousands)
Gross margin on a GAAP basis	$32,348	57.7%	$29,669	57.3%	$100,546	58.9%	$90,445	58.2%
Share-based compensation expense:
— Cost of product sales	456		334		1,193		988

Gross margin on a non-GAAP basis	$32,804	58.5%	$30,003	58.0%	$101,739	59.6%	$91,433	58.9%

The following tables reconcile the specific items excluded from GAAP operating expenses in the calculation of non-GAAP operating expenses for the periods shown below:
THORATEC CORPORATION
Reconciliation of GAAP to Non-GAAP Operating Expenses
(Unaudited)
(in thousands, except for per share data)

Operating Expenses	Three Months Ended		Nine Months Ended
	September 29,	September 30,	September 29,	September 30,
	2007	2006	2007	2006
(in thousands)
Operating expenses on a GAAP basis	$34,728	$29,717	$103,763	$92,704
Share-based compensation expense:
— Selling, general and administrative	(964)	(1,317)	(5,068)	(4,724)
— Research and development	(481)	(552)	(1,870)	(1,744)
Amortization of purchased intangibles	(3,143)	(2,974)	(9,439)	(8,921)
Litigation	—	—	—	(447)
CEO transition costs	—	(98)	—	(1,046)

Operating expenses on a non-GAAP basis	$30,140	$24,776	$87,386	$75,822

The following table reconciles the GAAP tax rate adjusted for the tax effect of the adjustments from GAAP net income to non-GAAP net income.
THORATEC CORPORATION
GAAP to Non-GAAP Tax Benefit (Expense) Reconciliation
(Unaudited)
(in thousands, except for per share data)

	Three Months Ended				Nine Months Ended
	September 29,		September 30,		September 29,		September 30,
	2007		2006		2007		2006
Tax benefit (expense) on a GAAP basis	$(273)	24.0%	$403	37.1%	$(269)	167.2%	$637	245.0%
Amortization of purchased intangibles	(1,218)		(1,178)		(3,658)		(3,533)
Litigation / make-whole provision	—		21		35		(162)
CEO transition costs	—		(39)		—		(414)
Share-based compensation expense	56		(462)		(1,404)		(1,420)

Tax benefit (expense) on a non-GAAP basis	$(1,435)	36.8%	$(1,255)	19.9%	$(5,296)	30.6%	$(4,892)	27.0%

CONFERENCE CALL/WEBCAST INFORMATION
     Thoratec will hold a conference call to discuss its financial results and operating activities for all interested parties at 8:30 a.m., Pacific Daylight Time (11:30 a.m., Eastern Daylight Time) today. The teleconference can be accessed by calling (913) 312-0946, passcode 4366700. Please dial in 10-15 minutes prior to the beginning of the call. The webcast will be available via the Internet at http://www.thoratec.com. A replay of the conference call will be available through Thursday, November 8, 2007, via http://www.thoratec.com or by telephone at (719) 457-0820, passcode 4366700.
     Thoratec is a world leader in therapies to address advanced stage heart failure. The company’s product lines include the Thoratec VAD and HeartMate LVAS with more than 11,000 devices implanted in patients suffering from heart failure. Additionally, its International Technidyne Corporation (ITC) division supplies blood testing and skin incision products. Thoratec is headquartered in Pleasanton, California. For more information, visit the company’s web sites at http://www.thoratec.com or http://www.itcmed.com.
     Many of the preceding paragraphs, particularly but not exclusively those addressing guidance for fiscal 2007 financial results, future performance or timelines and milestones for clinical trials, contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements can be identified by the words, “believes,” “views,” “expects,” “projects,” “hopes,” “could,” “will,” and other similar words. Actual results, events or performance could differ materially from these forward-looking statements based on a variety of factors, many of which are beyond Thoratec’s control. Therefore, readers are cautioned not to put undue reliance on these statements. Investors are cautioned that all such statements involve risks and uncertainties, including risks related to the development of new market including Destination Therapy, the growth of existing markets for our products, customer and physician acceptance of Thoratec products, changes in the mix of existing markets for our products and related gross margin for such product sales, the results of enrollment in and timing of clinical trials, including for the HeartMate II, the ability to improve financial performance, regulatory approval processes, the effects of healthcare reimbursement and coverage policies, the effects of seasonality in Thoratec product sales, the effects of price competition from any Thoratec competitors and the effects of any merger and acquisition related activities. Forward-looking statements contained in this press release should be considered in light of these factors and those factors discussed form time to time in Thoratec’s public reports filed with the Securities and Exchange Commission, such as those discussed under the heading, “Risk Factors,” in Thoratec’s most recent annual report on Form 10-K, and as may be updated in subsequent SEC filings. These forward-looking statements speak only as of the date hereof. Thoratec undertakes no obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof, or to reflect the occurrence of unanticipated events.
Contact Information:
David Smith
Executive Vice President, Chief Financial Officer
Thoratec Corporation
(925) 847-8700
or
Neal Rosen
Kalt Rosen Group/Ruder FinnWest
9415) 692-3058